EXHIBIT 10.2
ASHFORD INC.
14185 Dallas Parkway, Suite 1200
Dallas, Texas 75225
December 23, 2025
Ashford Hospitality Trust, Inc.            VIA HAND DELIVERY AND EMAIL
14185 Dallas Parkway, Suite 1100
Dallas, TX 75254
Attention: Chief Executive Officer
Email: szsigray@ashfordinc.com
Re: Notice of Exercise of Extension of Term under Third Amended and Restated Advisory Agreement, as amended
Mr. Zsigray:
Ashford Inc., a Maryland corporation, and Ashford Hospitality Advisors LLC, a Delaware limited liability company (together, the “Advisor”), hereby provide written notice to Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership and Ashford TRS Corporation, (collectively, “Ashford Trust” or the “Company”) of the Advisor’s election to extend the term of that certain Third Amended and Restated Advisory Agreement, dated as of March 12, 2024, as amended (the “Advisory Agreement”).
This notice is delivered pursuant to Section 12(b) of the Advisory Agreement, which grants the Advisor the right to extend the Agreement for up to seven successive additional ten-year terms upon written notice given to the Company at least 210 days prior to the expiration of the then current term, on the same terms and conditions, subject to the rights of the parties under Section 6.5. The initial term of the Advisory Agreement expires on January 14, 2031. Accordingly, the Advisor hereby exercises its right to extend the Advisory Agreement for the next successive ten-year term, which will commence immediately upon the expiration of the current term and continue through January 14, 2041, on the same terms and conditions set forth in the Advisory Agreement, subject to Section 6.5.
For the avoidance of doubt, this notice is timely and effective under Section 12(b), and all terms, conditions, rights, and obligations under the Advisory Agreement will remain in full force and effect during the extended term, subject to the Parties’ rights under Section 6.5 of the Advisory Agreement. This notice is delivered in accordance with the notice provisions set forth in Section 15 of the Advisory Agreement.

Please direct any questions regarding this notice to the undersigned.
Sincerely,
Ashford Inc.

By: /s/ Jim Plohg
Name: Jim Plohg
Title: Executive Vice President
Ashford Hospitality Advisors LLC

By: /s/ Jim Plohg
Name: Jim Plohg
Title: Executive Vice President
cc:     Ashford Hospitality Trust, Inc.
14185 Dallas Parkway, Suite 1100
Dallas, TX 75254
Attention: General Counsel

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